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                                                                   Exhibit 10.1





                           LONG TERM INCENTIVE PLAN

                                      OF

                           SCIENTIFIC-ATLANTA, INC.





                                         As adopted by the Board of Director on
                                                                August 25, 1994
                                                     and by the stockholders on

                                                              November 11, 1994




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